QUAKER INVESTMENT TRUST
Quaker Small/Mid-Cap Impact Value Fund
(the “Fund”)

Supplement dated March 24, 2020
 to the Fund’s Statutory and Summary Prospectuses (the “Prospectuses”)
dated October 28, 2019

The following information is added to the bullet points in the Fund’s “Principal Investment Strategies” section of the Prospectuses:

•	MLPs/REITs. The Fund may invest in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”)

In addition, the following information is added at the end of the bullet points in the Fund’s “Principal Investments Risks” section of the Prospectuses:

•
Master Limited Partnership Risk. The Fund’s exposure to master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•
Real Estate Investment Trust Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

QUAKER INVESTMENT TRUST
Quaker Impact Growth Fund
Quaker Small/Mid-Cap Impact Value Fund
(each a “Fund” and collectively, the “Funds”)

Supplement dated March 24, 2020
 to the Funds’ Statement of Additional Information (the “SAI”)
dated October 28, 2019

The following information is added to the “Investment Strategies, Restrictions and Risks” section of the Funds’ SAI:

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund.

The following information is added at the end of the “Non-Fundamental Investment Restrictions” section of the Funds’ SAI:

For purposes of the Funds’ fundamental investment restriction on concentration, each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.  For purposes of measuring concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) energy companies will be divided according to their services, for example, exploration, refining, and transmission will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and (v) real estate sector securities will be divided according to companies that derive at least 50% of their gross revenues or net profits from either (1) products or services related to the real estate industry, such as building supplies or mortgage servicing, and will each be considered a separate industry, (2) investments directly in real property that derives their income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales, (3) investments in real estate mortgage loans and services their income primarily from interest payments, or (4) investments in government-agency backed mortgages and will each be considered a separate industry.  Investments in real estate investment trusts (“REITs”) will be further sub-divided into industrial and office REITs, retail REITs, residential REITs, diversified REITs, specialty REITs, mortgage REITs, and hotel and lodging REITs and will each be considered a separate industry.

Except for each Fund’s policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.